UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – February 28, 2013

Item 1.  Schedule of Investments.

Macquarie Global Infrastructure Total Return Fund

Schedule of Investments

FEBRUARY 28, 2013 (Unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $
COMMON STOCKS - 119.44%
Australia - 13.00%
Asciano, Ltd.(1)	2,576,189	$14,683,488
Australian Infrastructure Fund	919,600	2,902,517
Transurban Group(1)	3,768,731	23,713,363
		41,299,368

Brazil - 4.85%
EDP Energias do Brasil SA(1)	1,450,300	8,799,688
LLX Logistica SA - Ordinary Shares(1)(2)	2,071,300	2,092,857
Transmissora Alianca(2)	383,700	4,506,934
		15,399,479

Canada - 7.72%
Enbridge, Inc.	286,544	12,776,042
TransCanada Corp.	252,503	11,762,661
		24,538,703

China - 8.89%
Beijing Enterprises Holdings, Ltd.(1)	1,090,000	8,334,236
China Merchants Holdings International Co., Ltd.	2,544,000	8,823,766
CLP Holdings, Ltd.	329,500	2,835,903
Dalian Port (PDA) Co., Ltd. - H Shares	18,046,000	4,351,181
Jiangsu Expressway Co., Ltd. - H Shares	3,878,000	3,920,202
		28,265,288

France - 15.04%
Aeroports de Paris(1)	134,455	11,357,301
Eutelsat Communications SA	187,732	6,763,362
GDF Suez	359,175	6,789,981
Groupe Eurotunnel SA	1,482,548	12,546,186
Vinci SA	223,089	10,324,958
		47,781,788

Germany - 7.97%
E.ON SE	335,491	5,602,029
Fraport AG Frankfurt Airport Services Worldwide	200,029	11,887,461
Hamburger Hafen und Logistik AG	332,083	7,851,615
		25,341,105

India - 0.61%
Power Grid Corp. of India, Ltd.	1,011,985	1,940,080

Italy - 2.57%
Atlantia SpA	472,104	8,166,716

Japan - 6.02%
Osaka Gas Co. Ltd.(1)	1,062,000	4,124,717
Tokyo Gas Co., Ltd.(1)	1,376,473	6,652,928
West Japan Railway Co.(1)	188,736	8,338,266
		19,115,911

Spain - 4.33%
Abertis Infraestructuras SA	498,938	8,767,698
Enagas SA(1)	208,739	4,999,369
		13,767,067

Switzerland - 2.56%
Flughafen Zuerich AG - Reg S(1)	17,591	$8,131,122

United Kingdom - 13.70%
Centrica Plc(1)	1,928,025	10,298,673
National Grid Plc(1)	1,178,173	13,038,779
Pennon Group Plc	397,338	3,948,244
Scottish & Southern Energy Plc(1)	230,621	5,059,058
Severn Trent Plc(1)	455,730	11,193,271
		43,538,025

United States - 32.18%
American Water Works Co., Inc.(1)	270,800	10,683,060
Corrections Corp. of America(1)	219,500	8,417,825
Crown Castle International Corp.(1)(2)	126,890	8,856,922
Duke Energy Corp.	130,200	9,016,350
ITC Holdings Corp.(1)	158,242	13,374,614
NextEra Energy, Inc.(1)	58,700	4,218,769
PG&E Corp.(1)	252,800	10,779,392
Southern Co.(1)	338,500	15,235,885
Spectra Energy Corp.(1)	447,000	12,980,880
The Williams Cos., Inc.(1)	250,000	8,677,500
		102,241,197

Total Common Stocks		379,525,849
(Cost $385,134,937)

MASTER LIMITED PARTNERSHIPS - 10.53%
United States - 10.53%
El Paso Pipeline Partners LP(1)	193,736	8,096,228
Enbridge Energy Partners LP - Class A(1)	139,800	3,873,858
Energy Transfer Equity LP(1)	95,424	5,075,603
Enterprise Products Partners LP(1)	145,478	8,244,238
Magellan Midstream Partners LP(1)	162,534	8,152,705
		33,442,632

Total Master Limited Partnerships		33,442,632
(Cost $25,999,947)

Total Investments - 129.97%		412,968,481
(Cost $411,134,884)

Other Assets in Excess of Liabilities- 4.31%		13,689,488

Leverage Facility - (34.28)%(3)		(108,911,024)
Total Net Assets - 100.00%		$317,746,945

(1)

All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $267,484,595 as of February 28, 2013.

(2)	Non-Income Producing Security.
(3)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 4 Under Notes to Quarterly Schedule of Investments).

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Quarterly Schedule of Investments.

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS

February 28, 2013 (Unaudited)

1. Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”). The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar. In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee which shall be composed of at least five voting members designated by the Fund or the Manager, each of whom are officers of the Fund or representatives of the Manager. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: President, Chief Financial Officer/Treasurer, or Head Portfolio Manager of the Fund. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

¡	the projected cash flows for the issuer;

¡	the fundamental business data relating to the issuer;

¡	an evaluation of the forces that influence the market in which these securities are purchased and sold;

¡	the type, size and cost of holding;

¡	the financial statements of the issuer;

¡	the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

¡	the information as to any transactions in or offers for the holding;

¡	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

¡	the business prospects of the issuer/ borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

¡	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used as of February 28, 2013 in valuing the Fund’s investments carried at value:

Macquarie Global Infrastructure Total Return Fund

Assets:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$379,525,849	$–	$–	$379,525,849
Master Limited Partnerships	33,442,632	–	–	33,442,632
Total	$412,968,481	$–	$–	$412,968,481
*For	detailed country descriptions, see the accompanying Schedule of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. All securities of the Fund were valued using Level 1 inputs during the period ended February 28, 2013. Additionally, there were no Level 3 securities at February 28, 2013. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) is not applicable for this Fund.

2. Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

3. Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

4. Leverage: On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the “BNP Paribas Facility”), which provides a credit facility to be used as leverage for the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). At February 28, 2013 the Fund maintained an asset coverage of 392%. As of February 28, 2013 the Fund had $82,800,000 and €20,000,000 in leverage outstanding under the BNP Paribas Facility. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund.

As of February 28, 2013 the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $267,484,595.

The Agreement was amended on March 15, 2012. The amendment included the reduction in interest rates payable on outstanding amounts from 100 bps to 70 bps per annum above 3-month LIBOR for the US Dollar line and from 100 bps to 70 bps above the 3-month EURIBOR for the Euro line. The Maximum Commitment Financing (“MCF”) on the Agreement is $100,000,000 and €20,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $25,000,000 upon one business day’s prior notice (no more than one time per calendar month). Upon one business day’s notice the Fund may also increase the previously reduced USD and Euro MCF up to $100,000,000 and €20,000,000. The Fund will pay a commitment fee of 50 bps on the undrawn MCF.

As of February 28, 2013 the accrued interest on the outstanding borrowing by the Fund was $6,571. The daily average amounts outstanding under BNP Paribas Facility were $82,800,000, with an average rate on the borrowing of 1.0016% for U.S. Dollar, and €20,000,000, with the average rate on borrowing of 0.9039%, for the period ended February 28, 2013. The Fund also incurs a commitment fee of 50 bps for the amount of commitment available in excess of the outstanding loan. The unused amounts under the BNP Paribas Facility were $17,200,000 for the U.S. Dollar, and €0 for the Euro, as of February 28, 2013. The note payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line.

5. Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral which is invested in the Invesco Short-Term Investments Trust. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of February 28, 2013, the Fund did not have any securities on loan.

6. Income Tax: As of February 28, 2013, net unrealized appreciation (depreciation) of investments based on federal tax costs were as follows:

Gross appreciation (excess of value over tax cost)	$45,744,355
Gross depreciation (excess of tax cost over value)	(39,060,598)
Net unrealized appreciation/(depreciation)	6,683,757
Total cost for federal income tax purposes	$406,284,724

Item 2.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) during registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of The Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer/Principal Executive Officer

Date:	April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer/Principal Executive Officer

Date:	April 26, 2013

By:	/s/ Meredith Meyer
Meredith Meyer
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	April 26, 2013